UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

_________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PLEDGE PETROLEUM CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transaction applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined by multiplying one-fiftieth of one percent by $650,000.00 (which is the proposed total cash payment to be received by Pledge Petroleum Corp.)

(4)	Proposed maximum aggregate value of transaction:

$650,000.00

(5)	Total fee paid:

$130.00

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

February 22, 2018

PLEDGE PETROLEUM CORP.

To the Stockholders of Pledge Petroleum Corp.:

You are cordially invited to attend a Special Meeting of Stockholders of Pledge Petroleum Corp. (the “Company” or “PROP” or “us”), which will be held at the offices of Gracin & Marlow, LLP, The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10174 on March 23, 2018, beginning at 9:00 a.m., local time.

We have entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Norma Investments Limited (“Norma” or the “Purchaser), the parent company of Ervington Investments Limited (“Ervington”), the current holder of a majority of our outstanding voting securities, pursuant to which we propose to sell substantially all of our assets (the “Current Business”) to Norma (the “Asset Sale”). Upon the closing of the Asset Sale, we will repurchase all of our outstanding securities held by Ervington (the “Share Repurchase”). After the completion of the Asset Sale, we will furthermore cease all activities related to the Current Business while evaluating other business opportunities, which may include potentially acquiring an oilfield services business, of which two of our current directors own a minority equity interest. We have not entered into an agreement with any potential acquisition candidate and have only been in the early stages of discussion. None of Norma, Ervington or Ivan Persiyanov, the Ervington designee on our board of directors, has been, or will be, involved in any of such discussions or considerations.

A copy of the Asset Purchase Agreement we have entered into is attached as Annex A to the accompanying proxy statement, and you are encouraged to read it in its entirety. A copy of the Share Repurchase Agreement we have entered into is attached as Annex B to the accompanying proxy statement, and you are encouraged to read it in its entirety.

At the Special Meeting of Stockholders or any postponement or adjournment thereof, you will be asked to approve the Asset Sale and approve a proposal to adjourn the Special Meeting of Stockholders if there are insufficient votes at the time of the Special Meeting of Stockholders to approve the Asset Sale.

An independent committee (the “Special Committee”) of our board of directors, comprised solely of our directors who are unaffiliated with Norma and Ervington, was given the power to act on behalf of the board of directors to negotiate, accept or reject the Asset Sale and the Share Repurchase and consider other alternative transactions. The Special Committee reviewed and considered the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, and the Share Repurchase. After careful consideration, the Special Committee unanimously adopted and approved the Asset Sale and the Share Repurchase and determined that the terms of the Asset Sale set forth in the Asset Purchase Agreement and the Share Repurchase are fair to, advisable and in the best interests of, the Company and its stockholders. The Special Committee unanimously recommends that you vote:

•	“FOR” the approval of the Asset Sale (the “Asset Sale Proposal”); and

•	“FOR” the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes to adopt the Asset Purchase Agreement at the time of the special meeting (the “Adjournment Proposal”).

The proxy statement attached to this letter provides you with information about the proposed Asset Sale and the Special Meeting of Stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents filed with the U.S. Securities and Exchange Commission, including our financial statements for the year ended December 31, 2016, and the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which are contained therein.

Only stockholders of record at the close of business on February 14, 2018, the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting of Stockholders, are entitled to notice of and to vote at the Special Meeting of Stockholders and any adjournment thereof.

Your vote is very important. The Asset Sale cannot be completed unless the proposal is adopted by the affirmative vote of holders of both a majority of our voting securities outstanding on the record date (the “majority vote”) and a majority of our voting securities outstanding on the record date exclusive of the securities held by Ervington (“a majority of the minority”). Ervington has informed the Special Committee that it will vote in favor of the Asset Sale Proposal, which vote is sufficient to carry the majority vote. The Asset Purchase Agreement provides that a condition to the consummation of the Asset Sale is that holders of a majority of the minority vote in favor of the Asset Sale Proposal. Failing to vote on the Asset Sale Proposal or to instruct your broker or other nominee on how to vote, will have the same effect as a vote “AGAINST” the adoption of this proposal.

Whether or not you are able to attend the Special Meeting of Stockholders in person, please complete, sign and date the enclosed proxy card and return it in the envelope provided as soon as possible, or follow the instructions provided for submitting a proxy by telephone or the Internet. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or other nominee. These actions will not limit your right to vote in person if you wish to attend the special meeting and vote in person.

Thank you for your cooperation and your continued support of Pledge Petroleum Corp.

Sincerely,

John Zotos, Corporate Secretary

This proxy statement is dated February 22, 2018 and is first being mailed to stockholders on or about February 28, 2018.

PLEDGE PETROLEUM CORP.

11811 North Freeway, Suite 513

Dallas, TX 77060

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 23, 2018

To the Stockholders of Pledge Petroleum Corp.:

A Special Meeting of Stockholders of Pledge Petroleum Corp., a Delaware corporation (the “Company” or “PROP” or “us”), will be held at the offices of Gracin & Marlow, LLP, The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10174 on March 23, 2018, beginning at 9:00 a.m. local time, for the following purposes:

(1)	to consider and vote on a proposal (the “Asset Sale Proposal”) to effect the transactions contemplated by the proposed Asset Purchase Agreement with Norma Investments Limited (“Norma” or the “Purchaser”), the parent company of Ervington Investment Limited (“Ervington”), pursuant to which we will sell substantially all of our assets, including all pertinent intellectual property rights, comprising our business of implementing our plasma pulse technology (the “Current Business”) to Norma (the “Asset Sale”); and

(2)	to approve the adjournment of the Special Meeting of Stockholders, if necessary, in the reasonable discretion of the Corporate Secretary of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting of Stockholders to approve the Asset Sale Proposal.

Only stockholders of record of our stock as of the close of business on February 14, 2018 are entitled to notice of, and to vote at, the Special Meeting of Stockholders and any adjournment of the Special Meeting of Stockholders. If you hold shares through a broker or other nominee, you must follow the procedures provided by your broker or other nominee in order to vote your shares at the Special Meeting of Stockholders.

You are cordially invited to attend the meeting in person.

Your vote is important, regardless of the number of shares of our stock you own. Upon the closing of the Asset Sale, we will repurchase all of our outstanding securities held by Ervington, the current holder of a majority of our outstanding voting securities (the “Share Repurchase”). After the completion of the Asset Sale, we will cease all activities related to the Current Business while evaluating other business opportunities, which may include potentially acquiring an oilfield services business, of which two of our current directors own a minority equity interest. We have not entered into an agreement with any potential acquisition candidate and have only been in the early stages of discussion. None of Norma, Ervington or Ivan Persiyanov has been, or will be, involved in any of such discussions or considerations.

An independent committee (the “Special Committee”) of our board of directors, comprised solely of our directors who are unaffiliated with Norma or Ervington, was given the power to act on behalf of the board of directors to negotiate, accept or reject the Asset Sale and the Share Repurchase and consider alternative transactions. The Special Committee reviewed and considered the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, and the Share Repurchase. After careful consideration, the Special Committee unanimously adopted and approved the Asset Sale and the Share Repurchase and determined that the terms of the Asset Sale set forth in the Asset Purchase Agreement and the Share Repurchase are fair to, advisable and in the best interests of, the Company and its stockholders. See the discussion of the Special Committee’s reasons for approving the transaction under “REASONS FOR THE ASSET SALE AND RECOMMENDATION OF THE SPECIAL COMMITTEE” on page 8.

Under Delaware law, the approval of the Asset Sale Proposal requires the affirmative vote of holders of the majority of our voting securities outstanding on the record date (the “majority vote”). Ervington has informed the Special Committee that it will vote in favor of the Asset Sale Proposal, which vote is sufficient to carry the majority vote. In addition, the Asset Purchase Agreement provides that a condition to the consummation of the Asset Sale is that holders of a majority of the minority vote in favor of the Asset Sale Proposal. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the total votes cast on such proposal.

Failing to vote your shares, or to instruct your broker or other nominee on how to vote, will have the same effect as a vote “AGAINST” the adoption of the Asset Sale Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

Even if you plan to attend the Special Meeting of Stockholders in person, we request that you complete, sign, date and return the enclosed proxy, or follow the instructions provided for submitting a proxy by internet, and thus ensure that your shares will be represented at the Special Meeting of Stockholders if you are unable to attend. If you are a stockholder of record and attend the Special Meeting of Stockholders and wish to vote in person, you may revoke your proxy and vote in person. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or other nominee.

If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of the adoption of the Asset Sale Proposal and the Adjournment Proposal.

YOU MAY SUBMIT A PROXY FOR YOUR SHARES ELECTRONICALLY ON THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST FOLLOW THE PROCEDURES PROVIDED BY THAT RECORD HOLDER.

By Order of the Board of Directors

/s/ John Zotos
John Zotos, Corporate Secretary

Houston, Texas

February 22, 2018

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, OR SUBMIT YOUR PROXY PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS. GIVING YOUR PROXY NOW WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER OR OTHER NOMINEE, YOU MUST FOLLOW THE PROCEDURES PROVIDED BY THAT RECORD HOLDER.

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of our stock are voted at the Special Meeting of Stockholders by submitting your proxy or, if your shares are held in “street name” through a broker or other nominee, contacting your broker or other nominee. Failing to vote your shares, or to instruct your broker or other nominee on how to vote your shares, will have the same effect as a vote “AGAINST” the adoption of the Asset Sale Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

If your shares are registered in “street name” through a broker or other nominee: check the voting instruction card forwarded by your broker or other nominee or contact your broker or other nominee in order to obtain directions as to how to ensure that your shares are voted in favor of the proposals at the Special Meeting of Stockholders.

If your shares are registered in your name: submit your proxy as soon as possible via the internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope so that your shares of common stock can be voted in favor of the proposals at the Special Meeting of Stockholders.

If you need assistance in completing your proxy card or have questions regarding the Special Meeting of Stockholders, please contact:

Pledge Petroleum Corp.

11811 North Freeway, Suite 513

Houston, Texas 77060

Attn: Corporate Secretary

Phone: (832) 328-0169

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ASSET SALE	1
Information About Voting	1
Information About The Asset Sale	5
PROPOSAL 1—TO ADOPT THE ASSET PURCHASE AGREEMENT	7
General	7
Structure of the Asset Sale	7
Principal Provisions of the Asset Purchase Agreement	7
Further Assurances and Cooperation	8
The Escrow Agreement	8
REASONS FOR THE ASSET SALE AND RECOMMENDATION OF THE SPECIAL COMMITTEE	8
FAIRNESS OF THE ASSET SALE	11
INTERESTS OF CERTAIN PERSONS IN THE ASSET SALE	11
APPRAISAL RIGHTS	11
REQUIRED VOTE	11
CERTAIN EFFECTS OF THE ASSET SALE	12
EFFECTS ON THE COMPANY IF THE ASSET SALE IS NOT COMPLETED	12
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE	12
RISKS RELATED TO THE ASSET SALE	12
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET	14
PROPOSAL 2—APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ASSET SALE	17
Adjournment of the Special Meeting	17
Vote Required and Board Recommendation	17
FINANCIAL INFORMATION	17
MARKET PRICE AND DIVIDEND DATA	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
OTHER MATTERS	19
FUTURE STOCKHOLDER PROPOSALS	19
WHERE YOU CAN FIND MORE INFORMATION	19

ANNEX A – ASSET PURCHASE AGREEMENT	A-1

ANNEX B – SHARE REPURCHASE AGREEMENT	B-1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS AND THE ASSET SALE

The following are some questions that you, as a stockholder of the Company, may have regarding the Special Meeting of Stockholders, including the Asset Sale Proposal and brief answers to such questions. We urge you to carefully read this entire proxy statement, including the unaudited pro forma financial statements contained herein and the annexes to this proxy statement and the documents referred to in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the Asset Sale Proposal. See “Where You Can Find More Information” beginning on page 19.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?

A:	The Special Committee is providing these proxy materials to you in connection with our Special Meeting of Stockholders, which is scheduled to take place on March 23, 2018. As a stockholder of record as of February 14, 2018, you are invited to attend the Special Meeting of Stockholders and to vote on the items of business described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the Special Meeting of Stockholders, the voting process and other required information.

Q:	What items of business will be voted on at the Special Meeting of Stockholders?

A:	The two (2) items of business scheduled to be voted on at the Special Meeting of Stockholders are: (1) the Asset Sale Proposal and (2) the adjournment of the Special Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Asset Sale Proposal.

Q:	How does the Special Committee recommend that I vote?

A:	The Special Committee recommends that you vote your shares: (1) FOR the Asset Sale Proposal; and (2) FOR authority to adjourn the Special Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Asset Sale Proposal. We encourage you to vote FOR both proposals.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on February 14, 2018, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to John Zotos, Corporate Secretary and Director and John Huemoeller, Director, or to vote in person at the Special Meeting of Stockholders. The Special Committee has enclosed a proxy card for stockholders of record to use to grant a voting proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Special Meeting of Stockholders. Since you are not the stockholder of record, however, you may not vote these shares in person at the Special Meeting of Stockholders unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the Adjournment. The Asset Sale Proposal is not considered a routine matter; therefore, brokers do not have the discretion to vote on the Asset Sale Proposal. If you hold your shares in street name and you do not instruct your broker how to vote in the Asset Sale Proposal, no votes will be cast on your behalf for the non-routine matter. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

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Q:	May I attend the Special Meeting of Stockholders?

A:	You are entitled to attend the Special Meeting of Stockholders only if you were a stockholder as of the close of business on the record date, February 14, 2018, or you hold a valid proxy for the Special Meeting of Stockholders. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Special Meeting of Stockholders. The Special Meeting of Stockholders will begin promptly at 9:00 a.m. (Eastern Time). Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the Special Meeting of Stockholders?

A:	You may vote by ballot in person at the Special Meeting of Stockholders any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Special Meeting of Stockholders?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted.

Stockholder of Record — Shares Registered in Your Name: If you are a stockholder of record, in addition to voting in person at the Special Meeting of Stockholders, you may vote by proxy through the internet, or vote by proxy using a proxy card. Whether or not you plan to attend the Special Meeting of Stockholders, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	Vote by Internet, by going to the web address www.stocktrack.simplyvoting.com and following the instructions for internet voting shown on your proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on March 22, 2018 to be counted.

•	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you return your signed proxy card to us before the Special Meeting of Stockholders, we will vote your shares as you direct. If you vote by internet or telephone, please do not mail your proxy card.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received an instruction card containing voting instructions from that organization rather than from us. You will be provided with instructions to vote by internet, or to vote by mailing in your instruction card. In order to vote by internet please visit www.proxyvote.com and follow the instructions. Simply follow the voting instructions in the voting instruction card to ensure that your vote is counted.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure authenticity and correctness of your proxy vote instructions. Please be aware, however, that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the final vote at the Special Meeting of Stockholders. For shares held directly in your name, you may accomplish this by: (1) sending a written notice of revocation to our John Zotos, Corporate Secretary at Pledge Petroleum Corp. 11811 North Freeway, Suite 513, Houston, Texas 77060; (2) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (3) granting a subsequent proxy through the internet; or (4) by attending the Special Meeting of Stockholders and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. Even if you plan to attend the Special Meeting of Stockholders, we recommend that you also submit your proxy or voting instructions or vote through the internet so that your vote will be counted if you later decide not to attend the Special Meeting of Stockholders.

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For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Can I revoke my proxy?

A:	You may revoke your proxy before it is voted at the Special Meeting of Stockholders. To revoke your proxy, notify John Zotos, our Corporate Secretary in writing at Pledge Petroleum Corp. 11811 North Freeway, Suite 513, Houston, Texas 77060, or deliver to our Corporate Secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the Special Meeting of Stockholders in person and voting your shares. If you vote by internet, you may also revoke your proxy by granting a subsequent proxy by internet. Attendance at the Special Meeting of Stockholders will not, by itself, revoke a proxy. If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting of Stockholders or how to vote or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact John Zotos, our Corporate Secretary at Pledge Petroleum Corp., 11811 North Freeway, Suite 513, Houston, Texas 77060 or by phone at (832) 328-0169.

Q:	How are votes counted?

A	With respect to both proposals, you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Special Committee, namely FOR the Asset Sale Proposal and FOR authority to adjourn the Special Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Asset Sale Proposal.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Special Meeting of Stockholders requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on February 14, 2018 is necessary to constitute a quorum. On the record date, there were 423,933,931 shares outstanding and entitled to vote comprised of 268,558,931 shares of common stock entitled one vote per share, 3,137,500 shares of Series A-1 Preferred Stock entitled to an aggregate of 31,375,000 votes, 40,000 shares of Series B Preferred Stock entitled to an aggregate of 4,000,000 votes and 4,500,000 shares of Series C Preferred Stock entitled to an aggregate of 120,000,000 votes. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting of Stockholders. Abstentions and broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares and are described in detail below) are treated as present for purposes of determining whether a quorum exists. Broker non-votes are relevant in determining whether a quorum is present at the meeting. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What are Broker-Non-Votes?

A:	Under the rules of the New York Stock Exchange (“NYSE”), member brokers who hold shares in street name for their customers that are the beneficial owners of those shares have the authority to only vote on certain “routine” items in the event that they have not received instructions from beneficial owners. Under NYSE rules, when a proposal is not a “routine” matter and a member broker has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm may not vote the shares on that proposal since it does not have discretionary authority to vote those shares on that matter. A “broker non-vote” is submitted when a broker returns a proxy card and indicates that, with respect to particular matters, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matters. “Broker non-votes” are not entitled to vote at the Special Meeting of Stockholders with respect to the matters to which they apply; however, “broker non-votes” will be included for purposes of determining whether a quorum is present at the Special Meeting of Stockholders.

Proposal 1 is considered a “non-routine” matter. As a result, brokers that do not receive instructions with respect to Proposal 1 from their customers will not be entitled to vote on such proposal.

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Proposal 2 is considered a “routine” matter. As a result, brokers that do not receive instructions with respect to Proposal 2 from their customers will be entitled to vote on such proposal.

Q:	What is the voting requirement to approve each of the proposals?

A:	• To be approved, under the General Corporations Law of the State of Delaware, Proposal 1 (the Asset Sale Proposal), which relates to the approval of the Asset Sale, must receive FOR votes from the holders of a majority of voting securities outstanding on the record date (the “majority vote”). Ervington has informed the Special Committee that it will vote in favor of the Asset Sale Proposal, which vote is sufficient to carry the majority vote. In addition, the Asset Purchase Agreement provides that a condition to the consummation of the Asset Sale is that holders of a majority of the minority vote in favor of the Asset Sale Proposal. Therefore, in order for the Asset Sale to be consummated following the Special Meeting, Proposal 1 must receive FOR votes from holders of a majority of the minority on the record date. Abstentions or failing to instruct your broker or other nominee on how to vote will have the same effect as an AGAINST vote.

•	To be approved, Proposal 2 (the Adjournment), which relates to the approval of an adjournment of the Special Meeting must receive FOR votes from the holders of a majority of the votes cast at the Special Meeting of Stockholders. Accordingly, abstentions or failing to instruct your broker or other nominee on how to vote with respect to this proposal will have no effect on this proposal.

We encourage you to vote FOR both proposals.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the Special Meeting of Stockholders is Proposal 2. Proposal 1 is not a routine matter. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1, your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal 2, broker non-votes are not considered to be “votes cast” at the meeting and the shares represented by broker non-votes are “entitled to vote” at the meeting. As such, a broker non-vote (although none are expected to exist in connection with Proposal 2) will have no effect on the outcome of the vote on such proposal. Abstentions will be counted in determining the total number of “votes cast” and the total number of shares present in person or represented by proxy and entitled to vote on Proposal 1 and will therefore have the effect of a vote AGAINST such proposal. Broker non-votes will also have the effect of a vote AGAINST Proposal 1. Abstention will have no effect on the outcome of the vote on Proposal 2.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the Special Meeting of Stockholders?

A:	We intend to announce preliminary voting results at the Special Meeting of Stockholders and publish final results in a Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q	What happens if additional matters are presented at the Special Meeting of Stockholders?

A:	Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting of Stockholders. If you grant a proxy, the persons named as proxy holders, John Zotos, our Corporate Secretary and a director, and John Huemoeller, a director, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

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Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock and preferred stock that is issued and outstanding as of the close of business on February 14, 2018, the record date, is entitled to be voted on all items being voted on at the Special Meeting of Stockholders, with each share being entitled to one vote on each matter. On the record date, 268,558,931 shares of common stock were issued and outstanding, 3,137,500 shares of Series A-1 preferred stock were issued and outstanding that are entitled to an aggregate of 31,375,000 votes, 40,000 shares of Series B preferred stock were issued and outstanding that are entitled to 4,000,000 votes and 4,500,000 shares of Series C preferred stock were issued and outstanding that are entitled to 120,000,000 votes.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within our business or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the Special Meeting of Stockholders?

A:	The Special Committee is making this solicitation on our behalf, and we will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

INFORMATION ABOUT THE ASSET SALE

Q:	What is the proposed transaction?

A:	The proposed transaction is the sale of substantially all of our assets, including all pertinent intellectual property rights and other assets comprising our business of implementing plasma pulse technology, but excluding our cash, cash equivalents and marketable securities, to the Purchaser, pursuant to an Asset Purchase Agreement, annexed hereto as Annex A. The Purchaser will not be assuming any liabilities in connection with the Asset Sale.

Q:	What is the Purchase Price of the Asset Sale?

A:	The Purchase Price for the Asset Sale is $650,000 (the “Purchase Price”).

Q:	What will happen to the Company after the Asset Sale and will any of the proceeds from the Asset Sale be distributed to me?

A:	If the requisite stockholder approval for the Asset Sale Proposal is obtained and we complete the Asset Sale, we intend to use some or all of the proceeds from the Asset Sale, along with other cash on our balance sheet, to consummate the Share Repurchase upon the closing of the Asset Sale. As of January 31, 2018, we had approximately $8,560,000 of cash and will receive $650,000 in the Asset Sale, but will use $8,500,000 in the Share Repurchase. This will leave us with approximately $710,000 in cash which, together with other potential sources of debt and equity financing, we expect to use to acquire additional businesses in the oil and gas industry, which include potentially acquiring an oilfield services business currently owned by two of our current directors.

Q:	Why is the Special Committee recommending the Asset Sale?

A:	The Special Committee believes that the Asset Sale and the Asset Purchase Agreement are fair to, advisable and in the best interests of, the Company and its stockholders. The Special Committee unanimously recommends that you vote “FOR” the adoption of the Asset Purchase Agreement. To review the Special Committee’s reasons for recommending the Asset Sale, see the section entitled “PROPOSAL 1— TO ADOPT THE ASSET PURCHASE AGREEMENT -Reasons for the Asset Sale and Recommendation of the Special Committee” on pages 8 through 11 of this proxy statement. None of Norma, Ervington or any person affiliated with Norma or Ervington took part in the consideration, negotiation, approval or recommendation of the Asset Sale or the Share Repurchase.

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Q:	Will the Asset Sale be a taxable transaction to me?

A:	Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “PROPOSAL 1 —TO ADOPT THE ASSET PURCHASE AGREEMENT -Material U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 12.

Q:	When is the Asset Sale expected to be completed?

A:	Pursuant to the terms of the Asset Purchase Agreement, the Asset Sale will be completed on the day after the date of the Special Meeting at which the majority of a minority vote is obtained.

Q:	What will happen to our directors if the Asset Purchase Agreement is approved?

A:

If the Asset Sale Proposal is approved by the requisite stockholder vote and the Asset Sale is completed, we will repurchase all of our outstanding securities held by Ervington for $8,500,000. Ervington currently holds 64,302,467 shares of our common stock, 3,137,500 shares of our Series A-1 preferred stock and 4,500,000 shares of our Series C Preferred Stock. Upon the closing of the Share Repurchase, Mr. Ivan Persiyanov, the Ervington designee on our board of directors, will resign from the three board positions that he currently holds and our current directors will add one or two additional directors to our board to fill the vacancy created by the resignation of Mr. Persiyanov.

Q:	Are there any risks related to the Asset Sale?

A:	Yes. You should carefully read the section entitled “PROPOSAL 1—TO ADOPT THE ASSET PURCHASE AGREEMENT - Risk Factors Related to the Asset Sale” beginning on page .

Q:	What will happen if stockholders do not approve the Asset Sale at the Special Meeting of Stockholders?

A:	If the Asset Sale does not receive the required approvals (i.e., the majority vote and the majority of the minority vote) then neither the Asset Sale or the Share Repurchase will be consummated and the Asset Purchase Agreement and the Share Purchase Agreement will terminate. If that occurs, our board of directors, in discharging its fiduciary obligations to our stockholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our stockholders as the Asset Sale and may include the bankruptcy and/or liquidation of the Company. We do not believe that any holder of our securities other than Ervington will receive any proceeds in any bankruptcy or liquidation.

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PROPOSAL 1—TO ADOPT THE ASSET PURCHASE AGREEMENT

This section of the proxy statement describes the material provisions of the Asset Purchase Agreement but does not purport to describe all the provisions of the Asset Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is included as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to read the full text of the Asset Purchase Agreement because it is the legal document that governs the Asset Sale. The Asset Purchase Agreement has been included to provide you with information regarding its terms. It is not intended to provide you with any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the U.S. Securities and Exchange Commission, which are available without charge at www.sec.gov.

General

The Special Committee has negotiated the terms of an Asset Purchase Agreement with Norma whereby we proposed to sell substantially all of our assets, including all pertinent intellectual property rights comprising the Company’s Current Business, but excluding our cash, cash equivalents and marketable securities, to Norma. After the completion of the Asset Sale, we expect to evaluate other business opportunities, which include potentially acquiring an oilfield services business, of which two of our current directors own a minority equity interest. We have not entered into an agreement with any potential acquisition candidate and have only been in the early stages of discussion. None of Norma, Ervington or Ivan Persiyanov has been, or will be, involved in any of such discussions or considerations.

Structure of the Asset Sale

We propose to sell substantially all of our assets to Norma, including all pertinent intellectual property rights comprising the Company’s Current Business, but excluding our cash, cash equivalents and marketable securities, for an aggregate Purchase Price of $650,000 payable in cash at closing.

Principal Provisions of the Asset Purchase Agreement

Purchaser

The purchaser is Norma. Norma is the parent company of Ervington, which currently holds a majority of our outstanding voting securities and has appointed Ivan Persiyanov to serve on our board of directors and to have three (3) board votes (a majority of the board votes). However, the Special Committee considered, negotiated and approved the Asset Purchase Agreement and the Asset Sale. None of Mr. Persiyanov, Norma, Ervington or any of their respective affiliates had any involvement therewith on behalf of the Company.

Assets to be Sold

The assets to be purchased by Norma constitute substantially all of our operating assets, including all pertinent intellectual property rights comprising our Current Business, but excluding our cash, cash equivalents and marketable securities.

Consideration to Be Received in the Asset Sale; Share Repurchase

We will receive $650,000 in exchange for substantially all of our assets, including all pertinent intellectual property rights, comprising the Current Business, which amount we have instructed be paid by Norma to Ervington towards the purchase price that we will pay in connection with the Share Repurchase. Norma will not be assuming any liabilities in connection with the Asset Sale. We will retain our existing cash, cash equivalents and marketable securities upon consummation of the Asset Sale; however, a substantial portion of the cash retained will be used for the Share Repurchase. If the Asset Sale Proposal is approved by the requisite stockholder vote and the Asset Sale is completed, we will repurchase all of our outstanding securities held by Ervington for $8,500,000. We expect that we will have approximately $700,000 remaining after the Asset Sale and Share Repurchase. Ervington currently holds 3,137,500 shares of our Series A-1 preferred stock, 4,500,000 shares of our Series C Preferred Stock and 64,302,467 shares of our Common Stock.

Representations and Warranties

The Asset Purchase Agreement contains representations and warranties that we made to the Purchaser regarding, among other things:

•	corporate matters, including due organization, power and qualification;

•	authorization, execution, delivery and performance and the enforceability of the Asset Purchase Agreement;

•	title to, and sufficiency of, the assets being sold;

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•	governmental approvals and consents;

•	compliance with laws and orders;

•	litigation, governmental investigations or other legal proceedings; and

•	the absence of undisclosed brokers’ fees.

In addition, the Purchaser has made representations and warranties to us regarding, among other things:

•	corporate matters, including due organization, power and qualification; and

•	authorization, execution, delivery and performance and the enforceability of the Asset Purchase Agreement.

This description of the representations and warranties is included to provide investors with information regarding the terms of the Asset Purchase Agreement. It is not intended to provide any other factual information about us.

Further Assurances and Cooperation

Subject to the terms and conditions of the Asset Purchase Agreement, we will executive and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate the conveyance, transfer and assignment of the purchased assets to the Purchaser and to effectuate the transactions contemplated by the Asset Purchase Agreement. We will, at Norma’s expense, assist and cooperate with Norma as may be necessary to transfer and assign to Norma and otherwise perfect and secure all purchased intellectual property rights.

The Escrow Agreement

We have placed in escrow with Delaware Trust Company, as the escrow agent, pursuant to the terms of an escrow agreement that we, Ervington and the escrow agent executed (the “Escrow Agreement”), the following: (i) a duly executed copy of the bill of sale transferring all of the assets to be transferred in the Asset Sale to Norma, (ii) a duly executed copy of the assignment of the patent we own that is related to the Plasma Pulse Technology and (iii) $7,850,000 (representing the purchase price due to the Purchaser under the Share Repurchase Agreement less the $650,000 to be paid to us in respect of the Asset Sale that we have directed Norma to pay directly to Ervington). Ervington has placed in the same escrow, pursuant to the terms of the Escrow Agreement, the following: (i) the share certificates evidencing the 3,137,500 shares of our Series A common stock, 4,500 shares of our Series C preferred stock and the 64,302,467 shares of our common stock owned by Ervington, together with stock powers executed by Ervington transferring ownership of such certificates to us; (ii) the written resignation of Ivan Persiyanov as an officer and director of our company and its subsidiaries effective by its terms as of the closing. Immediately without any further action by us, Norma or Ervington, on the day after the Asset Sale is approved by the majority of the minority, the items placed in escrow by us will be released to the Purchaser and the items placed in escrow by the Purchaser will be released to us; provided; however if the requisite approval of the majority of the minority is not obtained by [•], the items placed in escrow by us will be released and returned to us and the items placed in escrow by Ervington will be released and returned to Ervington.

REASONS FOR THE ASSET SALE AND RECOMMENDATION OF THE SPECIAL COMMITTEE

The Special Committee has carefully considered the Asset Sale. The Special Committee believes that the price offered by Ervington is the best reasonably available price for the assets to be sold. Since 2013, we have been unable to generate more than nominal revenue from the assets comprising the Plasma Pulse Technology. In addition, the Joint Venture through Novas Energy North America, LLC (“NENA”) also failed to generate significant revenue from the use of the Plasma Pulse Technology. Furthermore, we have been unable to sell or license any of the tools we developed using the Plasma Pulse Technology.

Since 2013, we have attempted to monetize the use of our Plasma Pulse Technology in the United States and Mexico, initially on our own and from August 2015 until October 2016, indirectly through a joint venture with Technovita Technologies USA, Inc. Our initial attempts to penetrate the U.S. markets with the Plasma Pulse Technology were unsuccessful and therefore in July 2015, when we closed the final tranche of our private placement of the sale of our Series C Preferred Stock to Ervington and raised an additional $9,750,000, we shifted our operational focus from being a direct provider of well services based upon the Plasma Pulse Technology to actively seeking to acquire producing oil fields to generate revenues and the development of untapped hydrocarbon reserves. As a result, in August 2015, our board of directors and shareholders approved through the formation of a joint venture with Technovita Technologies USA, Inc., the exclusive sublicense to our majority owned subsidiary NENA of our rights to use the Plasma Pulse Technology that we had licensed from Novas Energy Group Limited pursuant to the terms of an exclusive license agreement, for treatment of vertical wells in the United States. Unfortunately, NENA was also unsuccessful in penetrating both the U.S. and Canadian markets with the Plasma Pulse Technology and therefore we terminated the Joint Venture in 2016. Our total revenue to date from use of the Plasma Pulse Technology has been $349,104.

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During the past year, our management, at the direction of the board of directors, has evaluated, considered, and brought forward various opportunities and alternatives for our company. Ultimately, in light of our lack of management with the skills necessary to further develop the Plasma Pulse Technology market in the U.S., and in light of Ivan Persiyanov’s relationship with Ervington on July 28, 2017, a Special Committee, consisting of John Huemoeller and John Zotos, was formed by the Company’s board of directors, which was given the power to act on behalf of the board of directors to negotiate, approve or reject (or consider alternatives to) the potential buy back of Ervington’s shares of the Company’s Series C Preferred Stock, Series A Preferred Stock and Common Stock, and the sale to Ervington or an affiliate thereof of the Company’s Plasma Pulse Technology. The Special Committee also has the power to effect the Asset Sale upon obtaining the requisite stockholder approval.

On August 7, 2017, we filed our Annual Report on Form 10-K for the year ended December 31, 2016, which among other things disclosed that our Board of Directors was evaluating several options including our possible dissolution, which the Special Committee determined would likely result in no distributions to any security holders other than Ervington as the holder of the Series C preferred stock.

Between July 28, 2017 and September 1, 2017, we sought unsuccessfully to identify and engage a valuation expert to obtain an independent opinion on the value of the Plasma Pulse technology assets.

On September 1, 2017, the Special Committee proposed that the buyback of Ervington’s shares and sale of our assets be separated into two transactions, and further, that the buyback be effected first and at a price of $7,820,323, plus 51% of the net proceeds of any sale by us of the Plasma Pulse technology assets.

On September 15, 2017, Ervington rejected the Special Committee’s proposal and asked the Special Committee to consider a proposal to purchase all of Ervington’s shares of our Series C Preferred Stock, Series A Preferred Stock and Common Stock for $8,500,000, subject to the prior sale of the Plasma Pulse technology assets to it for $150,000. The $8,500,000 purchase price represents an approximately 42% discount to the aggregate amount that Ervington would receive with respect to the liquidation preference of the Series C Preferred Stock in any liquidation of the company prior to any or our other shareholders receiving any distributions. In addition, Ervington would agree to cancel approximately $1,500,000 of accrued but unpaid dividends on the Series C Preferred Stock that would otherwise be payable by the company in the future.

On September 19, 2017, the Special Committee proposed that the purchase all of Ervington’s shares of our Series C Preferred Stock, Series A Preferred Stock and Common Stock be effected at a price of $8,500,000, subject to the simultaneous sale of the Plasma Pulse technology assets to it for $650,000.

On September 26, 2017, Ervington proposed that we purchase all of Ervington’s shares of our Company’s Series C Preferred Stock, Series A Preferred Stock and Common Stock for $8,500,000, subject to the simultaneous sale of the Plasma Pulse technology assets to it for $300,000.

On November 1, 2017 the Special Committee proposed that we acquire a new business (“New Business”) with a bridge note prior to the purchase of Ervington’s shares of our Series C Preferred Stock, Series A Preferred Stock and Common Stock and sale of the Plasma Pulse technology assets to it. The Special Committee also sought to raise the purchase price for the Plasma Pulse technology assets to $650,000. Thereafter, on November 10, 2017, the Special Committee provided information regarding AWE Oilfield Services, Inc., a company in which John Huemoeller and John Zotos hold a minority interest.

On November 13, 2017, Ervington through its attorneys advised that it would not approve any acquisition of a New Business prior to the purchase of Ervington’s shares of our Series C Preferred Stock, Series A Preferred Stock and Common Stock and sale of the Plasma Pulse technology assets to it. Moreover, Ervington proposed that the sale of the Plasma Pulse technology assets to it be approved by a majority of our shareholders, excluding Ervington (i.e., a majority of the minority).

On November 20, 2017, the Special Committee advised Ervington that it was prepared to move forward with the purchase of Ervington’s shares of our Series C Preferred Stock, Series A Preferred Stock and Common Stock for $8,500,000 and the simultaneous sale of the Plasma Pulse technology assets to it for $650,000, subject the approval of such asset sale by a majority of the minority. Thereafter, the parties began the preparation and negotiation of the terms of the Asset Purchase Agreement and Share Repurchase Agreement.

On February 12, 2018, the parties entered into the Asset Purchase Agreement and Share Repurchase Agreement.

The Special Committee has unanimously: (i) determined that the Asset Sale is fair, advisable and in the best interests of us and our stockholders, (ii) approved the Asset Purchase Agreement and the Asset Sale, and (iii) recommended that our stockholders vote in favor of the approval of the Asset Sale and the Asset Purchase Agreement.

In the course of reaching that determination and recommendation, the Special Committee considered a number of potentially supportive factors in its deliberations including:

•	The Asset Sales and the Share Repurchase allow our stockholders the opportunity to potentially capitalized on our future business endeavors as opposed to losing that opportunity in a liquidation or bankruptcy in which only Ervington would receive any proceeds;

•	the fact that we have suffered losses since our inception in 2008, have not generated significant revenue to date from the assets, including the tools we have developed to be used with the Plasma Pulse Technology, and expect to continue to experience losses for the foreseeable future and that we may never become profitable;

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•	the inability of the Joint Venture to generate significant revenue from the use of the Plasma Pulse Technology;

•	the fact that we have experienced limited commercial adoption of the Plasma Pulse Technology to date, rely on a small number of customers and therefore we cannot predict whether we will ever become profitable from the use of the Plasma Pulse Technology;

•	the determination by the Special Committee, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that attempting to raise additional capital, continuing to operate as a going concern or filing for bankruptcy protection was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Asset Sale;

•	the substantial doubt about our ability to continue as a going concern in the near term and insufficient cash resources available to continue funding the operations of the Company beyond the near future;

•	the belief by our board of directors, based on our sales and marketing efforts to date and the inability of the Joint Venture through NENA to successfully generate revenue from the Plasma Pulse Technology, that the pace of commercial adoption of the Plasma Pulse Technology and revenue derived from its use was unlikely to increase sufficiently for us to achieve profitability for the foreseeable future, if at all;

•	the fact that the consideration to be paid in the Asset Sale is all-cash and we will retain our existing cash, cash equivalents and marketable securities, which we believe provides significantly greater value to our stockholders than any other alternative available;

•	the Special Committee’s belief that as a result of the extent of negotiations with Ervington, we obtained the highest consideration that Ervington was willing to pay or that we were likely to obtain from any other potential purchasers; and

•	the Asset Sale is subject to the approval of our stockholders, including a majority of the voting stockholders exclusive of Ervington.

In the course of its deliberations, our board of directors also considered a variety of risks and other countervailing factors, including:

•	obtaining a majority of the stockholders exclusive of Ervington;

•	the risks and costs to us if the Asset Sale is not consummated, including the potential liquidation of our company;

•	the fact that our stockholders will not participate in potential future growth and earnings, if any, as a result of potential increased commercial adoption of the Plasma Pulse Technology and the intellectual property developed by us to date;

•	the interests of our officers and directors in the Asset Sale described below under “The Asset Sale - Interests of Certain Persons in the Merger.”

The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive, but does set forth all of the material factors considered by the Special Committee. The Special Committee reached the unanimous conclusion to approve and adopt the Asset Purchase Agreement in light of the various factors described above and other factors that each member of our board of directors felt were appropriate. In view of the wide variety of factors considered by Special Committee in connection with its evaluation of the Asset Sale and the complexity of these matters, the Special Committee did not consider it practical, and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Special Committee. Rather, the Special Committee made its recommendation based on the totality of information presented to it and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

After evaluating these factors and consulting with its legal counsel and its other advisors, the Special Committee determined that the Asset Purchase Agreement was fair to and in the best interests of, our stockholders. Accordingly, the Special Committee unanimously adopted and approved the Asset Purchase Agreement. The Special Committee unanimously recommends that you vote “FOR” the adoption of the Asset Purchase Agreement.

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The Asset Sale and the Share Repurchase allow our stockholders the opportunity to potentially capitalize on our future business endeavors as opposed to losing that opportunity in a liquidation or bankruptcy in which only Ervington would receive any proceeds.

After the completion of the Asset Sale, we expect to cease all activities related to the Current Business while evaluating other business opportunities, which include potentially acquiring an oilfield services business, a minority equity interest of which is currently owned by two of the Company’s current directors, John Huemoeller and John Zotos. We have not entered into an agreement with any potential acquisition candidate and have only been in the early stages of discussion. None of Norma, Ervington or Ivan Persiyanov have been, or will be, involved in any of such discussions or considerations. However, due to their conflict of interest with the potential acquisition target in the oilfield services business, prior to acquiring any target for which they have a conflict of interest, Messrs. Huemoeller and Zotos intend to expand the board, form a special committee of the new members of the board and provide the new special committee with the power to approve the acquisition and negotiate the terms of any such acquisition.

FAIRNESS OF THE ASSET SALE

The Special Committee has carefully considered the Asset Sale and the price for the assets to be sold. The Special Committee believes that it has found the best reasonably available price. After considering the past performance of the assets and lack of interest from other suitors in a sale or license of the assets and the money spent to develop the tools being sold as part of the assets ($945,423), the Special Committee concluded that the price we will receive for the Asset Sale is fair to us and to our stockholders.

The Asset Sale and the Share Repurchase allow our stockholders the opportunity to potentially capitalize on our future business endeavors as opposed to losing that opportunity in a liquidation or bankruptcy in which only Ervington would receive any proceeds.

The Special Committee did not retain a financial advisor to issue a formal opinion as to the fairness of the transaction and does not believe that a fairness opinion could be rendered due to the unusual nature of the assets and lack of companies engaged in comparable businesses, but discussed the relevant issues with professional accountants, attorneys and financial advisors.

INTERESTS OF CERTAIN PERSONS IN THE ASSET SALE

Ivan Persiyanov, our chief executive officer and the designee to our board of directors appointed by Ervington, due to his affiliation with Ervington and Norma, has interests in the Asset Sale that may be in addition to, or different from, the interests of our stockholders. Therefore, we appointed the Special Committee, consisting of the other two board members, John Huemoeller and John Zotos, to act on behalf of the board of directors and to make a recommendation to the stockholders regarding the Asset Sale Proposal. The Special Committee was aware of these interests and considered them, among other matters, in approving the Asset Purchase Agreement, the Asset Sale and making its recommendation that our stockholders vote “FOR” the Asset Sale Proposal.

APPRAISAL RIGHTS

There are no appraisal or dissenters’ rights that are applicable under General Corporation Law of the State of Delaware to the execution, delivery and performance of the Asset Purchase Agreement or the consummation of the Asset Sale or any other transactions contemplated by the Asset Purchase Agreement.

REQUIRED VOTE

Under the General Corporation Law of the State of Delaware, the adoption of the Asset Purchase Agreement requires the affirmative vote of holders of a majority of the shares of our common stock outstanding on the record date and entitled to vote thereon. Ervington has informed the Special Committee that it will vote in favor of the Asset Sale Proposal, which vote is sufficient to carry such vote. In addition, the Asset Purchase Agreement provides that a condition to the consummation of the Asset Sale is that holders of a majority of the minority vote in favor of the Asset Sale Proposal. Therefore, in order for the Asset Sale to be consummated, the Asset Sale must be approved by holders of a majority of our voting securities outstanding on the record date exclusive of securities held by Ervington and a majority of the voting securities outstanding on the record date held by all holders.

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CERTAIN EFFECTS OF THE ASSET SALE

Change of Control

Upon the closing of the Asset Sale, we will repurchase all of our outstanding securities held by Ervington, the current holder of a majority of our outstanding securities, for $8,500.000. Upon the closing of the Shares Repurchase, Mr. Ivan Persiyanov will resign as our Chief Executive Officer and from the three board positions that he currently holds and we expect that our current directors will add one or two additional directors to our board to fill the vacancy created by the resignation of Mr. Persiyanov. All agreements with Ervington, including the Investor’s Rights Agreement and Stockholder’s Agreement entered into on February 19, 2015 will terminate.

EFFECTS ON THE COMPANY IF THE ASSET SALE IS NOT COMPLETED

If the Asset Sale is not completed, our board of directors, in discharging its fiduciary obligations to our stockholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our stockholders as the Asset Sale and may include a bankruptcy and/or liquidation of the Company. We do not believe that any holder of our securities other than Ervington would receive any proceeds in any such bankruptcy or liquidation.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE

The following discussion is a general summary of the material anticipated U.S. federal income tax consequences of the Asset Sale. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed treasury regulations under the Code, and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local, and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts.

The proposed Asset Sale is entirely a corporate action. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale.

The proposed Asset Sale will be treated as a sale of corporate assets in exchange for cash. We believe that our adjusted tax basis in the assets being sold will exceed the sales proceeds that will be received from Ervington; should that be the case, we will not incur any U.S. federal income tax as a result of the Asset Sale. In the event that we were to realize a gain as a result of the proposed Asset Sale, we anticipate that our tax attributes, including our U.S. federal net operating loss carryforwards (“NOLs”), will be available to offset all or a portion of our U.S. federal income tax liability resulting from such gain. However, utilization of these NOLs may generate an alternative minimum tax for U.S. federal income tax purposes. At this time, we are unable to determine the alternative minimum tax liability that would be generated by the use of our NOLs.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change NOLs or other tax attributes to offset future taxable income or reduce taxes. Our past issuances of stock and other changes in our stock ownership may have resulted in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-change NOLs may be subject to limitation under Section 382.

The determination of whether we will realize gain or loss on the proposed Asset Sale and whether and to what extent our tax attributes will be available to offset the gain is highly complex and is based in part upon facts that will not be known until the completion of the Asset Sale. Therefore, it is possible that we will incur U.S. federal income tax as a result of the proposed Asset Sale.

RISK FACTORS RELATED TO THE ASSET SALE

In addition to the other information contained in this Proxy Statement, you should carefully consider the following risk factors when deciding whether to vote to approve the Asset Sale Proposal and the Adjournment Proposal. You should also consider the information in our other reports on file with the SEC. See “Where You Can Find More Information.”

There can be no guarantee that the Asset Sale will be completed and, if not completed, it may materially and adversely affect our business, financial condition and results of operations.

The consummation of the Asset Sale is subject to the approval of the Asset Sale by a majority of the minority of our stockholders. No assurance can be given whether such approval will be obtained. If the Asset Sale is not consummated, we may be subject to a number of risks, including the following:

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•	we may not be able to identify an alternate transaction, or if an alternate transaction is identified, such alternate transaction may not result in an equivalent price to what is proposed in the Asset Sale;

•	the trading price of our common stock may decline to the extent that the then current market price reflects a market assumption that the Asset Sale will be consummated; and

•	our relationships with our customers, suppliers and employees may be damaged beyond repair and the value of our assets will likely significantly decline.

The occurrence of any of these events individually or in combination will likely materially and adversely affect our business, financial condition and results of operations, cause the market value of our common stock to significantly decline or become worthless and force us to file for bankruptcy protection, liquidate and/or windup our operations. If we were to liquidate, it is unlikely that common stockholders or junior preferred stockholders will receive any liquidation distributions.

Even if the Asset Sale is consummated, we cannot assure you that any New Business that we may acquire will be successful

We intend to engage in a new line of business if the Asset Sale is consummated. There is a risk that we will be unable to find a suitable acquisition candidate or successfully operate any new line of business or be able to successfully integrate it with our current management and structure. Our estimates of capital, personnel and equipment required for our new line of business are based on the experience of management and businesses they are familiar with. We are subject to the risks such as our ability to implement our business plan, market acceptance of our proposed business and services, under-capitalization, cash shortages, limitations with respect to personnel, financing and other resources, competition from better funded and experienced companies, and uncertainty of our ability to generate revenues. There is no assurance that our activities will be successful or will result in any revenues or profit, and the likelihood of our success must be considered in light of the stage of our development. Even if we generate revenue, there can be no assurance that we will be profitable. We have insufficient results for investors to use to identify historical trends or even to make quarter to quarter comparisons of our operating results. You should consider our prospects in light of the risk, expenses and difficulties we will encounter as an early stage company. Our revenue and income potential is unproven and our business model is continually evolving. We are subject to the risks inherent to the operation of a New Business enterprise, and cannot assure you that we will be able to successfully address these risks.

Our future plans and operations may require that we raise additional capital.

Upon consummation of the Asset Sale and the Share Repurchase, we anticipate that our cash balance will be approximately $710,000. We do not know that the remaining cash will be sufficient to allow us to implement our anticipated plan of operations or meet our future anticipated cash flow requirements. If we require additional capital, it may not be available on terms that are favorable to us, if at all.

The tax treatment of the Asset Sale or any liquidating distributions may vary from stockholder to stockholder, and the discussions in this proxy statement regarding such tax treatment are general in nature.

You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy statement for tax advice.

We have not requested a ruling from the Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Asset Sale, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Asset Sale or any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to our stockholders and us from the liquidation and distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances.

We may be subject to securities litigation, which is expensive and could divert our attention.

We may be subject to securities class action litigation in connection with the Asset Sale and/or the Share Repurchase. Securities litigation against us could result in substantial costs and divert our management's attention from closing the Asset Sale, which could harm our business and increase our expenses.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands except share and per share data)

The following unaudited pro forma condensed consolidated financial statements are based upon our historical consolidated statements, adjusted to give effect to the sale of substantially all of the assets of the Company in accordance with the Asset Purchase Agreement between the Company and Norma and the repurchase of all of our securities owned by Ervington in accordance with the Share Repurchase Agreement between the Company and Ervington. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the “SEC on August 7, 2017 and the Quarterly Reports on Form 10-Q for the interim periods ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the SEC on October 17, 2017, December 18, 2017 and February 12, 2018, respectively.

The unaudited pro forma condensed consolidated balance sheet gives effect to the proposed Asset Sale and Share Repurchase as if they had occurred on September 30, 2017. The cash proceeds and impact of the resulting gain are only included in the September 30, 2017 unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2017 give effect to the Asset Sale and Share Repurchase as if it had occurred on September 30, 2017.

The pro forma adjustments related to the sale of substantially all of our assets and the repurchase of all of our securities held by Ervington are based on available information and assumptions that management believes are (1) directly attributable to the Asset Sale and Share Repurchase; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on consolidated operating results. Certain of the most significant assumptions are set forth under the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

We have included the following unaudited pro forma condensed consolidated financial information solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposal to approve the Asset Sale. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it indicative of the results of operations or financial position that may occur in the future.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the Asset Sale and Share Repurchase occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results. The unaudited pro forma condensed consolidated financial information does not purport to reflect what we anticipate the actual state of operations to be following the completion of the Asset Sale and Share Repurchase. Furthermore, in future reports that we file with the SEC, the pro forma adjustments may differ from those that will be calculated for purposes of reporting discontinued operations in future filings. We caution stockholders that our future results of operations, including uses of cash and financial position, will significantly differ from those described in these unaudited pro forma condensed consolidated financial statements, and accordingly, these unaudited pro forma condensed consolidated financial statements should be read in conjunction with the disclosures in the proxy statement to which they are attached regarding the nature of our business following completion of the trans The unaudited pro forma consolidated financial information and the accompanying unaudited notes should be read in conjunction with our consolidated financial statements and notes thereto included by reference in this proxy statement.

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PLEDGE PETROLEUM CORP.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

				Proforma
	September 30,		Proforma	September 30,
	2017		Adjustments	2017
	(Unaudited)			(Unaudited)
Assets

Current Assets
Cash	$8,755,803	A,B	$(7,850,000)	$905,803
Prepaid expenses	19,685			19,685
Total Current Assets	8,775,487		(7,850,000)	925,487

Non-Current Assets
Plant and equipment, net	10,198			10,198
Deposits	530			530
Total Non-Current Assets	10,728		-	10,728
Total Assets	$8,786,215		$(7,850,000)	$936,215

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$64,449		$-	$64,449
Accrued expenses and other payables	14,860			14,860
Net liabilities of discontinued operations	1,025,716			1,025,716
Notes payable	3,000			3,000
Total Current Liabilities	1,108,025		-	1,108,025

Stockholders' Equity
Series A-1 Convertible Preferred stock, $0.01 par value; 5,000,000 shares designated, 3,137,500 shares issued and outstanding. (liquidation preference $251,000)	3,138	B	(3,138)	-
Series B Convertible, Redeemable Preferred Stock, $0.001 par value; 500,000 shares designated; 40,000 issued and outstanding. (liquidation preference $480,000 )	40			40
Series C Convertible, Preferred Stock, $0.001 par value, 4,500,000 shares designated, 4,500,000 issued and outstanding (liquidation preference $14,750,000)	4,500	B	(4,500)	-
Common stock, $0.001 par value; 500,000,000 shares authorized, 268,558,931 shares issued and outstanding.	268,559	B	(64,302)	204,257
Additional paid-in-capital	26,377,580	A	650,000	27,027,580
Treasury Stock		B	(8,428,060)	(8,428,060)
Accumulated deficit	(18,975,627)			(18,975,627)
Total Stockholders' Equity	7,678,189		(7,850,000)	(171,811)
Total Liabilities and Stockholders' Equity	$8,786,215		$(7,850,000)	$936,215

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PLEDGE PETROLEUM CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

			Proforma
	Nine months		Nine months
	ended		ended
	September 30,	Proforma	September 30,
	2017	Adjustments	2017

Net Revenue	$25,000	$-	$25,000

Cost of Goods Sold	-		-

Gross Profit	$25,000	$-	$25,000

Sales and Marketing	4,491		4,491
Professional fees	222,249		222,249
Business development	-		-
Consulting fees	34,236		34,236
General and administrative	223,558		223,558
Depreciation, amortization and impairment charges	4,128		4,128
Total Expense	488,662	-	488,662
Loss from Operations	(463,662)	-	(463,662)

Other income (expense)	-		-
Finance costs	476		476
Loss before Provision for Income Taxes	(463,186)	-	(463,186)

Provision for Income Taxes	-		-

Net Loss from continuing operations	(463,186)	-	(463,186)

Loss for discontinued operations, net of tax	-		-
Net loss attributable to non-controlling interest of discontinued operation	-		-

Loss from discontinued operations, net of non-controlling interest	-	-	-

Net Los Attributable to Controlling Interest	(463,186)	-	(463,186)

Undeclared Series B and Series C Preferred stock dividends	(468,214)		(468,214)

Net loss available to common stock holders	$(931,400)	$-	$(931,400)

Net Loss Per Share from continuing operations - Basic and Diluted	$-	$-	$-
Net Loss Per Share from discontinued operations - Basic and Diluted	$-	$-	$-
Net Loss Per Share - Basic and Diluted	$-	$-	$-
Weighted Average Number of Shares Outstanding -
Basic and Diluted	268,558,931	268,558,931	268,558,931

A - Proceeds of $650,000 upon disposal of plasma pulse tools and related intellectual property to Ervington Investments, a related party.

B - Repurchase of 3,137,500 shares of Series A-1 Preferred stock, 4,500,000 shares of Series C Preferred Stock and 64,302,467 shares of common stock for gross proceeds of $8,500,000 from Ervington Investments, upon closing of disposal of the plasma pulse tools and intellectual property,

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ASSET SALE PROPOSAL.

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PROPOSAL 2—APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE BOARD OF DIRECTORS OF THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ASSET SALE

Adjournment of the Special Meeting

In the event that the number of shares of our voting stock present in person or represented by proxy at the Special Meeting of Stockholders and voting “FOR” the approval of the Asset Sale Proposal is insufficient to approve the Asset Sale, we may move to adjourn the Special Meeting of Stockholders in order to enable our board to solicit additional proxies in favor of the adoption of the Asset Purchase Agreement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We currently do not intend to propose adjournment of the Special Meeting of Stockholders if there are sufficient votes in favor of Proposal 1.

Vote Required and Board Recommendation

Approval of the adjournment of the Special Meeting of Stockholders requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting of Stockholders. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

FINANCIAL INFORMATION

Financial Statements

Our audited consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the two years in the period ended December 31, 2016 are contained in our Annual Report on Form 10-K for the year ended December 31, 2016, which is incorporated by reference into this proxy statement. Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 are also incorporated by reference into this proxy statement and, among other information, contain our unaudited financial statements for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

MARKET PRICE AND DIVIDEND DATA

Since April 2010 our common stock has traded on the OTCQB under the symbol PROP. From April 23, 2010 until the date of this report, our common stock traded on the OTC Bulletin Board. Prior to that date, there was no active market for our common stock. The following table sets forth the high and low sale prices for our common stock for the periods indicated.

	HIGH	LOW

Fiscal Year 2017
First quarter	$0.04	$0.02
Second quarter	$0.03	$0.01
Third quarter	$0.055	$0.007
Fourth quarter	$0.021	$0.003

Fiscal Year 2016
First quarter	$0.11	$0.07
Second quarter	$0.08	$0.04
Third quarter	$0.08	$0.02
Fourth quarter	$0.06	$0.02

Fiscal Year 2015
First quarter	$0.25	$0.11
Second quarter	$0.15	$0.13
Third quarter	$0.21	$0.11
Fourth quarter	$0.18	$0.15

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The following table sets forth the closing sales price per share of our common stock, as reported on OTCMKTS on February 9, 2018, the last full trading day before the public announcement of the proposed Asset Sale

February 9, 2018	$0.0051

We have never declared or paid dividends on our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates beneficial ownership of our common stock, ownership of our Series A-1 Preferred Stock, the series B Preferred Stock, the Series C Preferred Stock and the total voting power of our shareholders as of February 14, 2018, by: (1) each person known by us to be the owner of more than 5% of our outstanding shares of Common Stock; (2) each person known to us to be the owner of more than 5% of our outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock; (3) each of our directors; (4) each of our executive officers; and (5) all of our directors and executive officers as a group. In general, “beneficial ownership” includes those shares a person has sole or shared power to vote or transfer (whether or not owned directly) and rights to acquire common stock through the exercise of stock options or warrants that are exercisable currently or become exercisable within 60 days of February 14, 2018. Except as indicated otherwise, the person’s name in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Unless otherwise specified, the address of each of the individuals listed below is c/o Pledge Petroleum Corp., 11811 North Freeway, 5th Floor, Suite 513, Houston, TX 77060.

Name of beneficial owner	Amount and nature of beneficial ownership, including common stock		Percentage of common stock beneficially owned (1)	Percentage of total voting power (2)

Brian Boutte	-	(3)	*	*
John Huemoeller	10,000,000	(4)	3.7%	2.4%
John Zotos	3,160,000	(5)	1.2%	0.7%
David Ramsey	-		-	-
Ivan Persiyanov	-		-	-

5% Shareholders
Ervington Investments Limited	215,677,467	**(6)	51.4%	50.9%
Charles Hoogland	4,000,000	***(7)	1.5%	*

All officers and directors as a group (5 persons)	13,160,000		5.3%	3.10%

*	Less than 1%
**	Includes all of the outstanding shares of Series A-1 and Series C Preferred Stock on an “as converted” basis”
***	Includes all of the outstanding shares of Series B Preferred Stock on an “as converted basis”
(1)	Based on 268,558,931 shares of common stock issued and outstanding as of February 14, 2018.
(2)	Based on the voting rights attached to each class of shares, which vote as a single class together with common stockholders. Each share of common stock exercises one vote per share, each Series A-1 Preferred Stock exercises ten votes per share (for an aggregate of 31,375,000 votes based on 3,137,500 outstanding Series A-1 Preferred Stock) each Series B Preferred Stock exercises one hundred votes per share (for an aggregate of 4,000,000 votes based on 40,000 outstanding Series B Preferred Stock) on an “as converted basis” and each share of Series C Preferred Stock has 26.67 votes for an aggregate of 120,000,000 votes. The outstanding and vested shares of common stock and preferred stock, as of February 14, 2018, are entitled to an aggregate of 423,933,931 votes.
(3)	Mr. Boutte resigned as the Company’s CEO effective as of March 31, 2017.
(4)	Includes 10,000,000 shares of common stock. Mr. Huemoeller was granted 10,000,000 shares of our restricted stock.
(5)	Includes 3,000,000 shares of common stock. Mr. Zotos was granted 3,000,000 shares of restricted stock, also includes 160,000 shares of common stock owned by the wife of Mr. Zotos.
(6)	Includes 64,302,467 shares of common stock, 3,137,500 Series A-1 Preferred Stock, convertible into 31,375,000 shares of our common stock; and 4,500,000 shares of Series C Preferred Stock, convertible into 120,000,000 shares of common stock. Ervington owns all of the outstanding shares of Series A-1 and Series C Preferred Stock. The 31,375,000 shares of Series A-1 Preferred Stock represent 100% of the outstanding shares of Series A-1 Preferred Stock. The 4,500,000 shares of Series C Preferred Stock represent 100% of the outstanding shares of Series C Preferred Stock. The common stock, Series A-1 and Series C preferred stock is beneficially owned by Norma, which in turn is wholly owned by Harmony Trust Settlement. The address of the beneficial owner is Eftapaton Court, 256 Makarios Avenue CY-3105 Limassol, Cyprus.
(7)	Includes 40,000 shares of our Series B Preferred Stock convertible into 4,000,000 shares of our common stock. The 40,000 shares of Series B Preferred Stock represents 100% of the outstanding shares of Series B Preferred Stock. The address of the beneficial owner is Charles Hoogland, 2440 S. Willemoore, Springfield, Illinois 62704.

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OTHER MATTERS

The Board has not received valid notice of any other business that will be presented at the special meeting. It is important that proxies be returned promptly to ensure that shares are represented at the special meeting. You are urged to submit your proxy card or voting instructions as soon as possible electronically over the Internet, by telephone or, if you received a printed copy of the proxy materials, by marking, signing, dating, and returning the enclosed proxy card in the postage-prepaid envelope provided with your proxy materials.

FUTURE STOCKHOLDER PROPOSALS

We did not hold an Annual Meeting of Stockholders in the last or current fiscal year. If the Asset Sale is approved by our stockholders or even if it is not approved by our stockholders or if it is otherwise abandoned, we will consider whether to hold an Annual Meeting of Stockholders. If we do hold an Annual Meeting of Stockholders, to be considered for inclusion in our proxy card and proxy statement relating to the Annual Meeting of Stockholders, proposals subject to SEC Rule 14a-8 must be received at our principal office within a reasonable time before the Company begins to print and send its proxy materials. Proposals submitted outside the processes of SEC Rule 14a-8 will be considered untimely unless such proposal is received at our principal office within a reasonable time before the Company begins to print and send its proxy materials. For additional requirements, a stockholder should refer to our bylaws, a current copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, any proposal may be excluded from consideration at the Annual Meeting. All stockholder proposals should be addressed to the attention of the Secretary at our principal office.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

Our filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT. We hope that you will attend the special meeting and look forward to your presence. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE URGED TO EITHER SUBMIT A PROXY FOR YOUR SHARES ELECTRONICALLY ON THE INTERNET OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the meeting.

IF YOUR SHARES ARE HELD OF RECORD BY A BROKER OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST FOLLOW THE PROCEDURES PROVIDED BY THAT RECORD HOLDER.

If you have any questions about this proxy statement, the Special Meeting of Stockholders or the Asset Sale or need assistance with the voting procedures, you should contact:

Pledge Petroleum Corp.

11811 North Freeway, Suite 513

Houston, Texas 77060

Attn: Corporate Secretary

Phone: (832) 328-0169

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PLEDGE PETROLEUM CORP. 11811 North Freeway, Suite 513 Dallas, TX 77060

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 22, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:					number(s) of the nominee(s) on the line below.

					FOR	AGAINST	ABSTAIN
1.	Approve the Asset Sale.				☐	☐	☐

2.	Approval to authorize an adjournment of the Special Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.				☐	☐	☐

NOTE : To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

PLEDGE PETROLEUM CORP. 2018 Special Meeting of Stockholders March 23, 2018 9:00 A.M. Local Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints John Zotos and John Huemoeller, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PLEDGE PETROLEUM CORP. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 A.M., local time, on March 23, 2018, at the offices of Gracin & Marlow, LLP located at The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10174, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

21

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (the “Agreement”) made as of February 12, 2018, by and between and Pledge Petroleum Corp., a Delaware corporation (the “Seller”) and Norma Investments Limited, an entity organized under the laws of the British Virgin Islands (the “Buyer”).

WITNESSETH:

WHEREAS, Seller is engaged in the business of applying plasma pulse technology to enhance the recovery of oil from wells (the “Business”), and the Buyer desires to purchase from the Seller, and Seller desires to sell to the Buyer, all of the Seller’s business, assets and properties used, or held or developed for use, in the Business, upon the terms and conditions hereinafter set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.          PURCHASE AND SALE OF THE ASSETS. Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, transfers, assigns, conveys and delivers to the Buyer and the Buyer hereby purchases from the Seller, all rights, title and interest of the Seller in and to all of the Seller’s assets and properties used, or held or developed for use, in the Business (the “Purchased Assets”), including, without limitation, the assets set forth on Schedule A hereto (the assets on Schedule A, the “Assets”), free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description (“Liens”). The Buyer is not assuming any liabilities in connection with the purchase of the Purchased Assets and the Seller shall timely discharge and satisfy all such liabilities when due.

2.	CONSIDERATION. The purchase price to be paid by the Buyer to the Seller in connection with the purchase and sale of the Purchased Assets (the “Purchase Price”) shall be Six Hundred Fifty Thousand Dollars ($650,000), which amount the Seller hereby instructs the Buyer to pay to Ervington Investments Limited, an entity organized under the laws of the Republic of Cyprus (“Ervington”) as part of the consideration payable by the Seller to Ervington pursuant that certain Share Repurchase Agreement between Ervington and the Seller dated as of the date hereof (the “Share Repurchase Agreement”). The Seller hereby agrees that the Buyer shall not make any payment to the Seller in connection with the Closing, but shall be deemed to have paid the Purchase Price at the Closing by operation of the payment instruction in the previous sentence regardless of whether such payment is actually made by the Buyer to Ervington pursuant to such instruction and neither the Buyer nor any of its affiliates (including Ervington) shall have any liability to make any payment to the Seller in connection with the purchase and sale of the Purchase Assets at the Closing or otherwise

A-1

3.	CLOSING. This closing of the transactions contemplated by this Agreement (the “Closing”) shall be consummated without further action of the Parties hereto at 10:00 a.m. New York City time on the day following the date of the Special Meeting of Stockholders of the Seller (the “Company Stockholder Meeting”) or any adjournment thereof at which the holders of a majority of the outstanding voting securities of the Seller other than those securities held by Ervington approve the sale of the Purchased Assets to the Buyer pursuant to the terms hereof (the “Majority of the Minority Vote”). Contemporaneously with the execution and delivery hereof, the parties hereto and Ervington have placed the following in escrow with Delaware Trust Company, as escrow agent (the “Escrow Agent”) pursuant to an escrow agreement among the Escrow Agent, the Seller and Ervington (the “Escrow Agreement”): (i) the share certificates evidencing the 3,137,500 shares of Series A-1 convertible preferred stock, the 4,500,000 shares of Series C preferred stock and the 64,302,467 shares of common stock of the Seller owned by Ervington (collectively, the “Shares”) together with stock powers executed by Ervington transferring ownership of such certificates to the Seller; (ii) a Bill of Sale transferring the Purchased Assets to Buyer, (iii) an assignment of patents agreement transferring to the Buyer all of Seller’s interest in patent number 2017-04545; (iv) the written resignation of Ivan Persiyanov as a director of the Seller and all of its subsidiaries and as an officer of the Seller and its subsidiaries, effective by its terms as of the Closing; and (v) $7,850,000 in immediately available funds from Seller (representing the purchase price due to Ervington under the Share Repurchase Agreement less the Purchase Price due hereunder for the Purchased Assets). Following receipt of the Majority of the Minority Vote, the Buyer shall cause Ervington, and the Seller shall, promptly provide a Joint Written Instruction (as defined in the Escrow Agreement) instructing the Escrow Agent to release the Escrow Fund and the Escrow Documents (each as defined in the Escrow Agreement) pursuant to Section 4(b)(ii) of the Escrow Agreement and, upon receipt of such written evidence and pursuant to the terms of the Escrow Agreement, the Escrow Agent shall deliver the above referenced items as follows: (a) the items referenced in clauses (i) and (iv) of this Section 3 shall be released from escrow and delivered to the Seller and (b) the items referenced in clauses (ii), (iii) and (v) of this Section 3 shall be released from escrow and delivered to Ervington. This Agreement shall automatically terminate and be of no further force and effect without any action on the part of the parties hereto if the Majority of the Minority Vote is not obtained by May 13, 2018; provided, that such date shall automatically be extended to June 27, 2018 without any action on the part of either party hereto if the SEC (as defined below) notifies the Seller that it will be reviewing and/or providing comments on the Company Proxy Statement (as defined below) and the parties hereto shall promptly notify the Escrow Agent in writing of such automatic extension; provided, further, that Article 8 shall survive any such termination and that no such termination shall relieve any party from any liability or damages arising out of such party’s fraud or willful or material breach prior to such termination, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity. Upon the termination of this Agreement for any reason, including pursuant to the previous sentence, pursuant to the terms of the Escrow Agreement, the items referenced in clauses (ii), (iii) and (v) of this Section 3 shall be returned to the Seller and the items referenced in clauses (i) and (iv) shall be returned to Ervington.

4.             SELLER REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to, and agrees with, Buyer as follows:

4.1        Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2       No Conflict. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, will not result in a breach, violation or default or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of the Seller's Certificate of Incorporation, By-Laws or of any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement, instrument or restriction to which the Seller is a party or by which the Seller or its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller.

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4.3       Agreements. The Buyer has been provided a true and complete list of all contracts, instruments, commitments and agreements, whether oral or written, which it believes are presently in effect to which the Seller is a party or to which Seller is subject and which relate to the Assets. The Seller’s disclosure in its filings with the Securities and Exchange Commission note that on July 19, 2016, Novas Energy Group Limited provided a notice to the Seller terminating its license with the Seller. Each such agreement is a valid and subsisting agreement and in full force and effect, all payments due from the Seller thereunder have been made, there are no disputes or suits or actions at law or otherwise pending or threatened thereunder, except as specifically described on Schedule 4.3, and such agreements are all of the contracts or agreements constituting part of the Purchased Assets.

4.4        Authority. The Seller has full authority or capacity to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions or of the Certificate of Incorporation, bylaws, any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement, instrument or restriction to which the Seller is a party or by which the Seller or its assets may be materially bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller; and no further authorization or approval, whether of governmental bodies or otherwise, is necessary in order to enable the Seller to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against the Seller in accordance with its terms.

4.5        Compliance with Law. The Seller is not in violation in any material respect of any laws, governmental orders, rules or regulations, whether federal, state or local, to which it or any of its properties are subject.

4.6       Litigation. To the knowledge of the Company, there are no actions, suits, proceedings or investigations pending or, to the best of Seller's knowledge, threatened against or affecting the Assets, business or properties of the Seller whether at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, agency, court or instrumentality, domestic or foreign; nor is the Seller operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality domestic or foreign. To the knowledge of the Company, no inquiries have been made by any governmental agency relating to the Seller which might form the basis of any such action, suit, proceeding or investigation, or which might require the Seller to undertake a course of action which would involve any expense.

4.7        Taxes. The Seller has filed, or caused to be filed, with all appropriate governmental agencies all required tax and information returns and have paid, caused to be paid or accrued all taxes (including, without limitation, all income, franchise, sales, excise and use taxes), assessments, charges, penalties and interest shown to be due and payable. The Seller has no liability, contingent or otherwise, for any taxes, assessments, charges, penalties or interest, other than amounts adequately reserved for. The Seller has not received directly or indirectly notice of, nor is it otherwise aware of an audit or examination; the Seller is not a party directly or indirectly to any action or proceeding by any governmental authority for assessment or collection of taxes, charges, penalties or interest; nor has any claim for assessment and collection been asserted against the Seller directly or indirectly; nor has the Seller executed a waiver of any statute of limitations with respect thereto. The Seller has paid, or caused to be paid, or adequately reserved for, all applicable corporate franchise taxes, unemployment taxes, payroll taxes, social security taxes, occupation taxes, ad valorem taxes, property taxes, excise taxes and imposts, sales and use taxes, and all other taxes of every kind, character or description required to be paid to the date hereof, and have received no notices and are not otherwise aware, of any deficiencies, adjustments or changes in assessments with respect to any such taxes. The Seller has duly filed, or caused to be filed, all reports or returns relating to or covering any such taxes or other charges which are due or required to be filed at the date hereof and no extensions of time are in effect for the assessment of deficiencies for such taxes in respect of any fiscal period.

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4.8        Title to Assets. The Seller has good and marketable title to the Purchased Assets, free and clear of all Liens. Except for cash, cash equivalents and marketable securities, (i) to the knowledge of the Company, the Assets comprise all the assets, properties, business, goodwill and rights of every kind and description used, held or developed for use in, or useful or necessary to, the conduct of the Business, and (ii) there are no assets, properties, business, goodwill, rights or services used in the conduct of the Business that are owned by any person or entity other than the Seller. The Seller has full right to transfer the Purchased Assets. The Purchased Assets are being sold as is and the Seller makes no express or implied warranties of merchantability or fitness for a particular purpose.

4.9        Proxy Statement. None of the information included or incorporated by reference in the Company Proxy Statement (as defined below) will, at the date it is first mailed to the Seller’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.10       Brokers or Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the sale of the Purchased Assets to Buyer based upon arrangements made by or on behalf of Seller.

5.            BUYER REPRESENTATIONS AND WARRANTIES. Buyer hereby represents and warrants to, and agrees with, Seller as follows:

5.1        Acknowledgement. The Seller has made no representations or warranties as to the Assets of the Seller, except as specifically set forth in this Agreement.

5.2        Authority. The Buyer has full authority or capacity to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions or of the Articles of Organization, Operating Agreement, any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement, instrument or restriction to which the Buyer is a party or by which the Buyer or its assets may be materially bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Buyer; and no further authorization or approval, whether of governmental bodies or otherwise, is necessary in order to enable the Buyer to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against the Buyer in accordance with its terms.

5.3         Access To Data. The Buyer has had full access to all pertinent data and information regarding the Seller’s plasma pulse technology business operations and, as such, has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Assets.

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5.4        Brokers or Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the sale of the Purchased Assets to Buyer based upon arrangements made by or on behalf of Buyer.

5.5.       Notice of Termination. The Buyer acknowledges that Novas Energy Group Limited has sent a notice of termination to the Seller with respect to its license agreement with the Seller and that the Seller may not have any rights to transfer under such license.

6.            INDEMNIFICATION. Seller shall indemnify and hold harmless Buyer, Ervington and their respective officers, directors and stockholders (each an “Indemnified Party”), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements from creditors or shareholders of the Seller suffered by such Indemnified Party incident to, resulting from or arising out of the preparation or performance under this Agreement or incident to any claims, actions or liabilities arising as a result of the conduct of the Business by the Seller.

7.            COVENANTS.

7.1          Restrictive Covenants.

(a)	Confidentiality. From and after the date hereof, the Seller will, and will cause its affiliates to, refrain from using or disclosing, and will take all commercially reasonable steps to prevent unauthorized use or disclosure of, any Confidential Information. In the event that a Seller reasonably believes after consultation with counsel that such Seller or affiliate is required by applicable law to disclose any Confidential Information, such Seller or affiliate may disclose only such Confidential Information as may be legally required, provided that it (i) provides the Buyer with prompt notice before such disclosure so that the Buyer may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to such Confidential Information and (ii) cooperates with the Buyer in attempting to obtain such order or assurance. “Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, of the Company related to the Business or its customers, suppliers, distributors or other business relations, including all information concerning finances, customer information, supplier information, products, services, prices, organizational structure and internal practices, forecasts, sales and other financial results, records and budgets, and business, marketing, development, sales and other commercial strategies, unpatented inventions, ideas, methods and discoveries, trade secrets, know-how, unpublished patent applications and other confidential intellectual property, designs, specifications, documentation, components, source code, object code, schematics, drawings, protocols and processes.

(b)	Non-Competition. The Seller covenants and agrees that during the period beginning on the date hereof and ending upon the fifth (5th) anniversary of such date (the “Term”) the Seller and its affiliates will not, directly or indirectly, engage or participate in any manner (as an owner, equity holder, financing source, director, manager, officer, employee, agent, representative, consultant, service provider or otherwise) in any business that is or may reasonably be considered to be competitive with the Business or any presently contemplated expansions or extensions thereof, anywhere in the world.

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(c)	Non-Disparagement. Each party hereby covenants and agrees that during the Term neither it nor its affiliates will, directly or indirectly, make any derogatory or disparaging statement or communication regarding the other party or any of the other party’s affiliates or the Business or any of their respective employees.

(d)	Blue-Pencil. If any court of competent jurisdiction shall at any time deem the term of any particular restrictive covenant contained in this Section 7.1 too lengthy, the geographic area covered too extensive or the scope too broad, the other provisions of this Section 7.1 shall nevertheless stand, the term shall be deemed to be the longest period permissible by law under the circumstances, the geographic area covered shall be deemed to comprise the largest territory permissible by law under the circumstances and the scope shall be as broad as permissible by law under the circumstances. The court in each case shall reduce the term, geographic area and or scope covered to permissible duration, size or breadth.

(e)	Acknowledgements; Remedies. The Seller acknowledges and agrees that (i) the covenants and agreements set forth in this Section 7.1 were a material inducement to the Buyer to enter into this Agreement and to perform its obligations hereunder, (ii) the Buyer and its stakeholders would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the parties hereto if the Seller or any of their respective affiliates breached the provisions of this Section 7.1, (iii) any breach of the provisions of this Section 7.1 by the Seller or any of its respective affiliates would result in a significant loss of goodwill by the Buyer, (iv) the consideration paid by the Buyer to the Seller hereunder is sufficient consideration to make the covenants and agreements set forth herein enforceable, (v) the length of time, scope and geographic coverage of the covenants set forth in this Section 7.1 is reasonable given the benefits the Seller will directly or indirectly receive hereunder, (vi) the Seller is familiar with all the restrictive covenants contained in this Section 7.1 and is fully aware of its obligations hereunder, and (vii) the Seller will not challenge the reasonableness of the time, scope, geographic coverage or other provisions of this Section 7.1 in any proceeding, regardless of who initiates such proceeding. The Seller further acknowledges and agrees that irreparable injury will result to the Buyer if the Seller or any of its affiliates breaches any of the terms of this Section 7.1, and that in the event of an actual or threatened breach by the Seller or any of its affiliates of any of the provisions contained in this Section 7.1, the Buyer will have no adequate remedy at law. The Seller accordingly agrees that in the event of any actual or threatened breach by the Seller or any of its affiliates of any of the provisions contained in this Section 7.1, the Buyer shall be entitled to injunctive and other equitable relief without (i) the posting of any bond or other security, (ii) the necessity of showing actual damages and (iii) the necessity of showing that monetary damages are an inadequate remedy. Nothing contained herein shall be construed as prohibiting the Buyer from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove. The Seller shall cause its affiliates to comply with this Section 7.1, and shall be liable for any breach by any of its affiliates of this Section 7.1. In the event of a breach or violation by the Seller or any of its affiliates of this Section 7.1, the Term shall be extended by a period of time equal to the period of time during which such person or entity violates the terms of this Section 7.1.

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7.2          Transfer Taxes. All transfer, documentary, sales, use, registration, stamp and other taxes and fees (including any penalties and interest thereon) incurred in connection with the transactions contemplated by this Agreement (together, “Transfer Taxes”) shall be paid by the Seller when due, and the Seller shall, at its expense, file all necessary tax returns and other documentation with respect to all such Transfer Taxes.

7.3          Publicity. None of the Seller, the Buyer or any of their respective affiliates shall issue any press release or make any public announcement or filing (including any filing with the U.S. Securities and Exchange Commission (the “SEC”)) concerning this Agreement or the transactions contemplated herein without obtaining the prior written approval of the other parties hereto, which approval will not be unreasonably withheld or delayed, unless the content of such press release, public announcement or filing is substantially consistent in form and substance with the disclosures set forth in the preliminary Company Proxy Statement (as defined below) as initially filed with the SEC or as subsequently approved by the Buyer; provided that the party intending to make such release shall use its commercially reasonable efforts to consult with the other party with respect to the timing and content thereof.

7.4          Proxy Statement; Company Stockholders Meeting.

(a)	On the date hereof, the Seller filed the preliminary proxy statement in connection with the transactions contemplated hereby (the “Company Proxy Statement”) with the SEC. The Seller shall not file any amendment or supplement to the Company Proxy Statement without providing the Buyer a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Seller). Each of the Seller and the Buyer shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other parties in resolving, all SEC comments with respect to the Company Proxy Statement as promptly as practicable after receipt thereof and to cause the Company Proxy Statement in definitive form to be cleared by the SEC and mailed or made available to the Seller’s shareholders as promptly as reasonably practicable following filing with the SEC. The Seller agrees to consult with the Buyer (and reasonably consider any comments provided by the Buyer) prior to responding to SEC comments with respect to the Company Proxy Statement and, to the extent reasonably practicable, permit the Buyer and its outside counsel to participate in all meetings, telephone conferences and other substantive communications with the SEC relating to the Company Proxy Statement. Each of the Seller and the Buyer agrees to correct any information provided by it for use in the Company Proxy Statement which shall have become false or misleading and the Seller shall promptly, to the extent required by applicable law, prepare and mail or make available to its stockholders an amendment or supplement setting forth such correction. The Seller shall as soon as reasonably practicable (i) notify the Buyer of the receipt of any comments from the SEC with respect to the Company Proxy Statement and any request by the SEC for any amendment to the Company Proxy Statement or for additional information and (ii) provide the Buyer with copies of all written correspondence between the Seller and its representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement or the transactions contemplated hereby.

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(b)	The Seller shall, as soon as practicable following the date on which the Seller is informed that the SEC has no further comments on the preliminary Company Proxy Statement, duly set a record date for, call, give notice of, convene and hold the Company Stockholders Meeting. The Company shall not make any change to the recommendation by the Special Committee of the Company’s Board of Directors of the transactions contemplated hereby and use its reasonable best efforts to (i) solicit from its stockholders proxies in favor of the adoption of this Agreement and the transactions contemplated by this Agreement, and (ii) take all other action necessary or advisable to secure the Majority of the Minority Vote. Promptly following the filing of the Company Proxy Statement in definitive form, the Buyer shall deliver to the Company the executed proxy of Ervington voting all of the Shares at the Company Stockholders Meeting in favor of the transactions contemplated by this Agreement in the same form as is contained in the Company Proxy Statement, which proxy shall be deemed irrevocable and coupled with an interest until the earlier of the Closing and the termination of this Agreement pursuant to its terms. Furthermore, the Buyer shall not take any action with the purpose of adversely affecting the Company’s solicitation of stockholders proxies in favor of the adoption of this Agreement and the transactions contemplated by this Agreement or securing the Majority of the Minority Vote. If, at any time following the dissemination of the Company Proxy Statement, either the Seller or the Buyer reasonably determines in good faith (after consulting with the other) that a quorum or the Majority of the Minority Vote is unlikely to be obtained at the Company Stockholders Meeting, then the Seller shall have the right to adjourn or postpone the Company Stockholders Meeting from time to time; provided that no such adjournment or postponement shall delay the Company Stockholders Meeting by more than thirty (30) days from the currently scheduled date. During any such period of adjournment or postponement, the Seller shall continue in all respects to comply with its obligations under this Section 7.4.

7.5          Releases.

(a)	The Seller, on the Seller’s own behalf and on behalf of its heirs, successors, trustees, executors, administrators, assigns and any other person or entity that may claim by, through or under the Seller (collectively, the “Seller Releasing Parties”), hereby (i) irrevocably waives, releases and discharges the Buyer and its affiliates (including Ervington) and each of their respective present and former managers, directors, officers, employees, agents and representatives (collectively, the “Buyer Released Parties”) from any and all liabilities of any kind or nature whatsoever in respect of any cause, matter or thing relating to any of the Buyer Released Parties occurring or arising on or prior to the date of this Agreement, except for any rights or obligations under this Agreement or the Stock Purchase Agreement, and (ii) agrees that no Seller Releasing Party will bring or voluntarily participate in or assist any legal proceeding that relates to any matter released pursuant to clause (i) of this Section 7.4(a).

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(b)	The Buyer, on the Buyer’s own behalf and on behalf of its heirs, successors, trustees, executors, administrators, assigns and any other person or entity that may claim by, through or under the Buyer (collectively, the “Buyer Releasing Parties”), hereby (i) irrevocably waives, releases and discharges the Seller and its affiliates and each of their respective present and former managers, directors, officers, employees, agents and representatives (collectively, the “Seller Released Parties”) from any and all liabilities of any kind or nature whatsoever in respect of any cause, matter or thing relating to any of the Seller Released Parties occurring or arising on or prior to the date of this Agreement, except for any rights or obligations under this Agreement or the Stock Purchase Agreement, and (ii) agrees that no Buyer Releasing Party will bring or voluntarily participate in or assist any legal proceeding that relates to any matter released pursuant to clause (i) of this Section 7.4(b).

8.            MISCELLANEOUS.

8.1         Binding Effect. This Agreement shall insure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the parties hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.2        Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereinafter):

(a)	If to the Seller, to:

Pledge Petroleum Corp.

1811 North Freeway, Suite 513

Houston, Texas 77060

Attention: John Zotos

Email: zotozulu@mac.com

With a copy to:

Leslie Marlow

Gracin & Marlow, LLP

405 Lexington Avenue, 26th Floor

New York, New York 10174

Facsimile: (212) 208-4657

Email: lmarlow@gracinmarlow.com

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(b)	If to the Buyer, to:

Norma Investments Limited

Coastal Building

Wickhams Cay II, Road Town, 2221

Tortola, British Virgin Islands

8.3        Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

8.4        Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by the Agreement. The Seller shall reasonably cooperate with the Buyer, at the Buyer’s request and at the Buyer’s expense, in connection with the delivery of any of the Purchased Assets.

8.5        Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

8.6        Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

8.7        Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS RULES OF CONFLICT OF LAWS. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery or, if such court does not have jurisdiction over a particular matter, any court of the United States located in the State of Delaware or of any Delaware state court in the event any dispute arises out of this Agreement or the Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than a court of the United States located in the State of Delaware or a Delaware state court and (d) consents to service of process in the manner provided for in Section 8.2. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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8.8        Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

8.9        Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER:

PLEDGE PETROLEUM CORP.

By:	/s/ John Zotos
Name: John Zotos
Title: Corporate Secretary

BUYER:

NORMA INVESTMENTS LIMITED

By:	/s/ Thackeray Investments Limited
Name: Thackeray Investments Limited
Title: Director

Signature page to Asset Purchase Agreement

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Schedule A

Intellectual Property:

1.	Patent application - PCT/US2017/04545

Production Tools:

7 oil field drilling tools

1.	SH 104

2.	SH 101

3.	SH 102

4.	SH 103

5.	SH 106

6.	SH 104

7.	SH 107

2 Empty wood boxes

5 New wood boxes

Tool Boxes:

2. Stanley Tool Boxes

First Stanley Tool Box

2. Work Smart Mini-Boxes

1.	Mini-Box
•	Electoral Tape
•	Ziploc bag with:
o	7 Rings (big metallic)
o	6 Rings (big rubber)
o	3 Rings (medium rubber)
o	4 Rings (small rubber)
o	1 Spoke Key
•	550 Lubricant (1/4 lb. or 113 G)
•	Loctite LB. 8008TM C5-A Lubricant (8 oz./226 G)
•	4 Screws to drill pilot holes
o	1/16” 3/32” 7/64” 1/8”
•	2 small black keys
•	10 energizer battery
•	Safety glasses
•	One sand paper

•	2 Ear Plugs
•	One locked out warning sticker
•	CHR Reamer 1/32”
•	4 Locks with keys
•	Scanner Wrench ¼
•	15/16 Point Combination Wrench

2. Mini-Box

•	Digital multi-meter cat no. 22-812
•	Silver Conductive grease
•	Terminal Kit (electrical connector kit)
•	Vinyl electrical tape
•	Color coding vinyl tape (TR005455455)
•	Irwin tool (wire strippers)
•	Hook-up and lead wire (RED) UL AWM 1213
•	Tweezers
•	TR-180B/DC/530 with rolls complaint
•	USB to TTL5Y Header cable
•	Amphenol 83-18p-1050 cable
•	Connector
•	Amphenol Head 74868 with 2 Panduits
•	Amphenol cable with Pomona AL-B-12 Electoral
•	Pomona 1166-36
•	E2A/250 VP
•	Small zip with 27 Panduits

•	Acer Laptop V3-572PG-7673
•	RU-6g Spark Gap
•	Trash
•	Ground Stick (serial 201-60516-3)
•	2 Roller legs
•	Power Butane gas 580oz./300ml. /mineral oil usp 320oz. 946mil. / Baby oil Mili 20 oz. 591ml.
•	Tub
•	2 rolls compliant cables 10A 125 V
•	Electrical Box (plug-in)
•	Blazer (multi-purpose tool kit)
•	Tool box
•	Monkey wrench
•	Multi-plug
•	2 capacitors
•	Safety glasses
•	5 pairs of gloves

•	2 locks (1 key)

Second Stanley Tool Box

•	2 locks (2 keys)
•	Blazer multi-purpose tool kit
•	Ground-stick 201-605-26-1
•	Tub
•	Power butane gas (58 oz./300 ml.)
•	Multi-plug outlet

2 rolls complaint cables 10 A 125 V

USB to TTL5V header cable

Amphenol 83-18p-1050 cable (orange)

Laptop V3-57ZPG-767J

SN: NXMNKAA002441141473400

Mech Tool Box

•	550 Lubricant
•	LB 8008 lubricant
•	Tape Mil Kapton
•	Oil tolerant
•	Ziploc bag with
o	One big ring (rubber)
o	2 med rings
o	4 small rings
o	2 spoke key
o	6
•	2 Pilot drill
•	15/16 Point combination wrench
•	Spanner wrench ¼
•	2 Husky folding hex key

Electoral Tool Box

•	Amphenol Cable 74868 (Orange)
•	Silver conductive grease
•	Digital multi-meter (P37772)
•	Vinyl electrical tape
•	Digital multi-meter (XC6013L)
•	Irwin tool (wire strippers)
•	Electrical connector kit
•	2 X E 2A/250 VP
•	Tran
•	2 roller legs
•	Electrical box (plug-in)

•	Tool box
•	Monkey wrench
•	3 Capacitors
•	2 spare SG (SG 115 SG 114)

Capacitor (8 boxes x 6ps
5872	5871	5864
5863	M1634	M1637
586g	5856

•	5 pcs copper/stainless electrodes
•	Chain hoist (new)
•	Spare SG 105
•	Electrical cord
•	Trans
•	3xWIHA tools (screwdriver with chrome finish)
•	3 cutter wheel for ridge and reed
•	Amphenol 83-18P-1050 cable (orange)
•	USB to TTL5V header cable
•	ROHS compliant 10A125V cable
•	3 boxes with .
•	RYOBI 18 Drill
•	Beam clamp 3KR11G
•	Husky 823-112 VISE GRIP (2pcs)
•	Drill mounted on wood with wire rod
•	Trash bags and disinfecting wipes
•	3 pcs pure sine wave inverter (x000J0NR57)

The THIRD BOX

•	Tran
•	Coaxial cable (205-521 BK)
•	Spinnerbait box
o	USB to TTL5V Header cable
o	Thermocouple fork
o	3 connector cables
o	2 connectors
o	Cable with lenid FGG OB connection
•	Pulse generator Model 9612
•	Generator cable
•	Amphenol 83-18p-1050 Cable (Orange)
•	Coaxial cable RG-58BNC mole to mole black 100ft.
o	5 pcs x 100ft.
•	Seismic receiver (not part of transaction)

SHARE REPURCHASE AGREEMENT

SHARE REPURCHASE AGREEMENT (the “Agreement”) made as of this 12th day of February, 2018, by and between Ervington Investments Ltd, a company organized under the laws of Cyprus (the “Seller”) and Pledge Petroleum Corp., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, the Seller owns (i) 64,302,467 shares of common stock of the Company; (ii) 4,500,000 shares of Series C Preferred Stock of the Company; and (iii) 3,137,500 shares of Series A-1 Preferred Stock of the Company (collectively, the “Shares”), and the Company desires to purchase from the Seller, and Seller desires to sell, the Shares upon the terms and conditions hereinafter set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.           PURCHASE AND SALE OF THE STOCK.

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller hereby sells, assigns and transfers to the Company and the Company hereby purchases from the Seller all rights of the Seller in and to the Shares, as of the date of the Closing, free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description (collectively, “Liens”) other than any Liens (a) arising under federal or state securities laws or (b) any Liens created by or through the Company (“Permitted Liens”).

2.           CONSIDERATION.

The purchase price to be paid by the Company to the Seller in connection with the purchase and sale of the Shares (the “Purchase Price”) is Eight Million Five Hundred Thousand Dollars ($8,500,000.00).

3.           CLOSING.

The parties hereto have heretofore placed the Shares together with stock powers duly executed by the Seller and the Purchase Price in escrow pending the closing the transactions contemplated by this Agreement with Delaware Trust Company as escrow agent (the “Escrow Agent”) under a separate escrow agreement, dated as of the date hereof (the “Escrow Agreement”). The Seller has also delivered to the Company the written resignation of Ivan Persiyanov as a director of the Company and all of its subsidiaries and as an officer of the Company and its subsidiaries effective by its terms as of the Closing (as defined below) (the “Resignation Documents”). The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the consummation of the transactions contemplated by that certain Asset Purchase Agreement annexed hereto as Exhibit A (the “Asset Purchase Agreement” and such transactions, the “Asset Sale”). The concurrent consummation of the Asset Sale is a condition precedent to the Closing. At the Closing, pursuant to the terms of the Escrow Agreement (a) the Resignation Documents shall become effective in accordance with their terms and be released to the Company, (b) the Purchase Price shall be released to the Seller by wire transfer of immediately available funds (less the $650,000 due to the Company under the Asset Purchase Agreement in respect of the Asset Sale that the Company instructed be paid to the Seller pursuant to Section 2 of the Asset Purchase Agreement) and (c) the Shares together with the duly executed stock powers shall be released to the Company. The Seller acknowledges and agrees that (i) it shall have no rights to any distribution of Company assets upon the consummation of the Asset Sale and that all of its rights as a shareholder of the Company shall cease immediately upon the Closing and (ii) immediately upon the Closing, (A) all accrued dividends shall be forgiven and are no longer owed and (B) the Investor’s Rights Agreement and Stockholder’s Rights Agreement entered into on February 19, 2015 will terminate in their entirety. This Agreement shall automatically terminate and be of no further force and effect without any action on the part of the parties hereto concurrently with any termination of the Asset Purchase Agreement in accordance with its terms; provided that Article 6 shall survive any such termination and that no such termination shall relieve any party from any liability or damages arising out of such party’s fraud or willful or material breach prior to such termination, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity. Upon the termination of this Agreement for any reason, including pursuant to the previous sentence, pursuant to the terms of the Escrow Agreement, the Purchase Price shall be returned to the Seller and the Resignation Documents and the Shares (and stock powers) shall be returned to the Buyer.

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4.           SELLER REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to, and agrees with, Company as follows:

4.1        Organization and Good Standing. Seller is duly organized, validly existing and in good standing under the laws of Cyprus.

4.2        No Liens. Seller will transfer to the Company good title to the Shares, free and clear of any Liens other than Permitted Liens. The Seller has full right to transfer the Shares.

4.3       Authority. Seller has full authority or capacity to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions or of any indenture, agreement, judgment, decree or other instrument or restriction to which Seller is a party or by which Seller may be bound or affected; and no further authorization or approval, whether of governmental bodies or otherwise, is necessary in order to enable Seller to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against Seller in accordance with its terms.

4.4       No Conflict. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, will not result in a breach, violation or default or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of the Seller's Certificate of Incorporation, By-Laws or of any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement, instrument or restriction to which the Seller is a party or by which the Seller or its assets may be materially bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller.

4.5        Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of Seller's knowledge, threatened against or affecting the Shares, business or properties of the Seller whether at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, agency, court or instrumentality, domestic or foreign that would reasonably be expected to prohibit or restrain the ability of Seller to enter into this Agreement or consummate the transactions hereby.

4.6        No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV, the Seller has not made or makes any other express or implied representation or warranty, either written or oral, including any representation or warranty as to the accuracy or completeness of any information regarding the Shares furnished or made available to the Company, or any representation or warranty arising from statute or otherwise in law. Except for the representations and warranties contained in this Article IV, Seller hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, omission, or information made, not made, communicated, or furnished (whether orally or in writing) to the Company or any of its affiliates or representatives.

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5.           COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to, and agrees with, Seller as follows:

5.1        Organization and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

5.2        Authority. The Company has full authority or capacity to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions or of any indenture, agreement, judgment, decree or other instrument or restriction to which the Company is a party or by which the Company may be bound or affected; and no further authorization or approval, whether of governmental bodies or otherwise, is necessary in order to enable the Company to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against the Company in accordance with its terms.

5.3        No Conflict. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, will not result in a breach, violation or default or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of the Buyer’s Certificate of Incorporation, By-Laws or of any statute, indenture, mortgage, deed of trust, loan agreement or other material agreement, instrument or restriction to which the Buyer is a party or by which the Buyer or its assets may be materially bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Buyer.

5.4        Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened against or affecting the business or properties of the Company whether at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, agency, court or instrumentality, domestic or foreign that would reasonably be expected to prohibit or restrain the ability of the Company to enter into this Agreement or consummate the transactions hereby.

6.           MISCELLANEOUS.

6.1       Binding Effect. This Agreement shall insure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the Company and of the other parties hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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6.2         Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, or transmitted by telecopy or telex, or upon receipt after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the following addresses (or such others as shall be provided in writing hereinafter):

(a)          If to the Seller, to:

Ervington Investments Limited

Emmanouil Roidi, 10-12

Agia Zoni, 3031, Limassol, Cyprus

Attention: Natalia Khudyk

(b)          If to the Company, to:

Pledge Petroleum Corp.

11811 North Freeway, Suite 513

Houston, TX 77060

Attention: John Zotos

Email:  zotozulu@mac.com

With a copy to:

Leslie Marlow
Gracin & Marlow, LLP
405 Lexington Avenue, 26th Floor
New York, New York 10174
Facsimile: (212) 208-4657
Email: lmarlow@gracinmarlow.com

6.3        Entire Agreement. This Agreement and the related Escrow Agreement constitute the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof, including but not limited to that certain Series C Preferred Stock Purchase Agreement, dated February 19, 2015, Investors’ Rights Agreement, dated February 19, 2015, and Stockholders Agreement, dated February 19, 2015.

6.4        Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement, including, but not limited to, any documentation reasonably required by any banking institution to change the signatories on the Company’s bank accounts to the Company’s new designees.

6.5        Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

6.6        Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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6.7       Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS RULES OF CONFLICT OF LAWS. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery or, if such court does not have jurisdiction over a particular matter, any court of the United States located in the State of Delaware or of any Delaware state court in the event any dispute arises out of this Agreement or the Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than a court of the United States located in the State of Delaware or a Delaware state court and (d) consents to service of process in the manner provided for in Section 6.2. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.8       Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

6.9       Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

6.10      Publicity. None of the Seller, the Company or any of their respective affiliates shall issue any press release or make public announcement (including any filing with the U.S. Securities and Exchange Commission) concerning this Agreement or the transactions contemplated herein without obtaining the prior written approval of the other parties hereto, which approval will not be unreasonably withheld or delayed, unless the content of such press release or public announcement is substantially consistent in form and substance with the disclosures set forth in the Proxy Statement; provided that the party intending to make such release shall use its commercially reasonable efforts to consult with the other party with respect to the timing and content thereof.

B-5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER:

ERVINGTON INVESTMENTS LTD

By:	/s/ Natalia Khudyk
Name: Natalia Khudyk
Title: Director

COMPANY:

PLEDGE PETROLEUM CORP.

By:	/s/ John Zotos
Name: John Zotos
Title: Corporate Secretary

Signature page to Stock Purchase Agreement

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